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                                                                 Exhibit 10(xii)

                                 AMENDMENT NO. 1
                                     TO THE
                       KULICKE AND SOFFA INDUSTRIES, INC.

                      1997 NON-QUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
              (As Amended and Restated Effective February 9, 1999)

         WHEREAS, Kulicke and Soffa Industries, Inc. (the "Company") maintains the Kulicke and Soffa Industries, Inc. 1997 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Plan") for the benefit of its non-employee directors;

         WHEREAS, the Company reserved the right to amend the Plan at any time, subject to certain inapplicable limitations; and

         WHEREAS, the Company desires to amend Section 5 of the Plan in order
(i) to reflect the recent split in the Company's common stock, and (ii) to reduce from five to four the number of years over which options granted under the Plan vest;

         NOW, THEREFORE, Section 5 (Terms and Conditions of Options) of the Plan is hereby amended as follows:

         1. Effective with respect to options granted after the July 2000 split in the Company's common stock, Paragraph (a) of Section 5 is amended to read as follows:

         (a) Option Grant Dates. Options to purchase 10,000 shares (as adjusted pursuant to Section 5(g)) shall be granted automatically to each eligible director on the last day of February on which the Company's shares are publicly-traded in each of the years 2001 through 2008.

         2. Effective with respect to options granted after February 13, 2001, the first paragraph of Paragraph (e) (Exercisability of Options) of Section 5 is amended to read as follows:

             Options granted hereunder shall become exercisable in 25% annual increments commencing on the first anniversary of the date they are granted.

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         IN WITNESS WHEREOF, Kulicke and Soffa Industries, Inc. has caused this
Amendment No. 1 to be executed this ____ day of _________, 2001.



[SEAL]                                    KULICKE AND SOFFA INDUSTRIES, INC.



Attest:____________________               By:___________________________________